Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with amendment no.2 to the Annual Report of EPOD International Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2006, as filed with the Securities and Exchange Commission on November 19, 2007 (the "Report"), I, L. Mark Roseborough, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to and will be retained by EPOD International, Inc and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ L. Mark Roseborough
L. Mark Roseborough
Chief Executive Officer
EPOD INTERNATIONAL INC.

November 19, 2007
Kelowna, British Columbia